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Exhibit 10.44

AMENDED AND RESTATED CARLYLE REVIEW AGREEMENT

        THIS AMENDED AND RESTATED CARLYLE REVIEW AGREEMENT (the "Agreement"), dated as of October 15, 2002, is entered into by and among Carlyle Partners III, L.P., a Delaware limited partnership, ("CP III"), CP III Coinvestment, L.P., a Delaware limited partnership ("Coinvestment"), Carlyle High Yield Partners, L.P., a Delaware limited partnership ("High Yield Partners" and, collectively with CP III and Coinvestment, "Carlyle"), Jazz Semiconductor, Inc., a Delaware corporation formerly known as Specialtysemi, Inc. ("Jazz") and Newport Fab, LLC, a Delaware limited liability company ("Newport Fab" and, together with Jazz, the "Companies" and each a "Company").

Recitals

        WHEREAS, Carlyle directly and indirectly owns a majority of the equity securities of Jazz and Newport Fab as of the date hereof;

        WHEREAS, Jazz owns all of the membership interests of Newport Fab;

        WHEREAS, the Companies and Conexant have entered into that certain Carlyle Review Agreement dated as of March 12, 2002 (the "Carlyle Review Agreement"), which grants to Carlyle certain rights to review the books and records of each Company, including, without limitation, financial data (including projections) and operating data covering the business, operations and financial performance of the Companies (collectively, the "Books and Records") and certain rights to consult with management of each Company regarding its operations; and

        WHEREAS, the Companies and Carlyle now desire to amend and fully restate the Carlyle Review Agreement in its entirety as set forth herein.

Agreement:

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          A.    Each Company shall keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of each Company in accordance with GAAP, to the extent GAAP is applicable. Subject to paragraph C below, each Company shall provide Carlyle with reasonable access to all Books and Records during regular business hours and allow Carlyle to make copies and abstracts thereof.

          B.    Subject to paragraph C below, Carlyle shall have the right to consult from time to time with management of each Company at its place of business regarding operating and financial matters.

          C.    Notwithstanding anything to the contrary set forth herein, the rights granted to Carlyle under this Agreement shall be subject to the limitations and restrictions placed upon Carlyle by the Second Amended and Restated Stockholder Agreement by and between Carlyle, Jazz, Conexant Systems, Inc., a Delaware corporation, and RF Micro Devices, Inc., a North Carolina corporation, dated as of equal date herewith (the "Stockholder Agreement"), as the same may be amended, including but not limited to Carlyle's inspection rights under Section 5.3 of the Stockholder Agreement.

          D.    The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any laws thereof which would direct application of law of another jurisdiction.

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        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation
By:	/s/ SHU LI Shu Li President and Chief Executive Officer
NEWPORT FAB, LLC, a Delaware limited liability company
By:	/s/ SCOTT SILCOCK Scott Silcock Vice President Operations
CARLYLE PARTNERS III, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
	By:	/s/ ALLAN M. HOLT Allan M. Holt Managing Director
CP III COINVESTMENT, L.P., a Delaware limited partnership
By:	TC Group III, L.P., its General Partner
By:	TC Group III, L.L.C., its General Partner
By:	TC Group, L.L.C., its Managing Member
By:	TCG Holdings, L.L.C., its Managing Member
	By:	/s/ ALLAN M. HOLT Allan M. Holt Managing Director

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CARLYLE HIGH YIELD PARTNERS, L.P., a Delaware limited partnership
By:	TCG High Yield, L.L.C., its General Partner
By:	TCG High Yield Holdings, L.L.C., its Managing Member
By:	TC Group, L.L.C., its sole Member
By:	TCG Holdings, L.L.C., its Managing Member
	By:	/s/ ALLAN M. HOLT Allan M. Holt Managing Director

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AMENDED AND RESTATED CARLYLE REVIEW AGREEMENT